Exhibit 21.1                                                              Page 1

                                       Subsidiary                              State of Jurisdiction                    Owned(1)
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
1.         Anderson Outlets, L.L.C.                                            Delaware                                  20(5)
2.         Arizona Factory Shops Partnership                                   Arizona                                   50(8)
3.         Arizona Factory Shops Limited Partnership                           Delaware                                 100
4.         Arizona Outlets, L.L.C.                                             Delaware                                 100
5.         Bend Factory Outlets Limited Partnership                            Delaware                                 100
6.         Birch Run Outlets II, L.L.C.                                        Delaware                                  30(2)
7.         Birch Run Outlets, L.L.C.                                           Delaware                                  30(2)
8.         BRWH, L.L.C.                                                        Delaware                                 100
9.         Buckeye Factory Shops Limited Partnership                           Delaware                                 100
10         Calhoun Outlets, L.L.C.                                             Delaware                                  20(5)
11.        Carolina Factory Shops Limited Partnership                          Delaware                                 100
12.        Castle Rock Factory Shops Partnership                               Colorado                                 100
13.        Chesapeake Development Limited Partnership                          Delaware                                 100
14.        Coral Isle Factory Shops Limited Partnership                        Delaware                                 100
15.        DesignerConnection.com, Inc.                                        Maryland                                 100(3)
16.        E-Outlets Resolution Corp.                                          Maryland                                  99(3)
17.        Factory Outlets at Post Falls Limited Partnership                   Delaware                                 100
18.        Fine Furniture Direct, Inc.                                         Maryland                                  44.57(4)
19.        Finger Lakes Outlet Center, L.L.C.                                  Delaware                                 100
20.        First HGI, Inc.                                                     Delaware                                 100
21.        First Horizon Group Limited Partnership                             Delaware                                 100
22.        Florida Keys Factory Shops Limited Partnership                      Illinois                                 100
23.        FP Investment, L.L.C.                                               Delaware                                  49(5)
24.        Gaffney Outlets, L.L.C.                                             Delaware                                  20(5)
25.        Gainesville Factory Shops Limited Partnership                       Illinois                                 100
26.        Grove City Factory Shops Partnership                                Pennsylvania                             100
27.        Gulf Coast Factory Shops Limited Partnership                        Illinois                                 100
28.        Gulfport Factory Shops Limited Partnership                          Delaware                                 100
29.        Hagerstown Outlets, L.L.C.                                          Delaware                                  30(2)
30         Hagerstown Outlets Subsidiary, L.L.C.                               Delaware                                  30(2)
31.        Huntley Factory Shops Limited Partnership                           Illinois                                 100
32.        Kansas City Factory Shops Limited Partnership                       Delaware                                 100
33.        Latham Factory Stores Limited Partnership                           Delaware                                 100
34.        Latham Outlets, L.L.C.                                              Delaware                                  20(5)
35.        Lee Outlets, L.L.C.                                                 Delaware                                  20(5)
36.        Lodi Outlets, L.L.C.                                                Delaware                                  20(5)
37.        Loveland Factory Shops Limited Partnership                          Delaware                                 100
38.        Magnolia Bluff Factory Shops Limited Partnership                    Delaware                                 100
39.        Market Street, Ltd.                                                 Tennessee                                 99(7)
40.        MG Long Island Limited Partnership                                  Virginia                                  95(10)
41.        MG Patchogue II Limited Partnership                                 Virginia                                  51(11)
42.        MG Patchogue Limited Partnership                                    D.C.                                      50(12)
43.        Oak Creek Factory Outlets Limited Partnership                       Delaware                                 100
44.        Ohio Factory Shops Partnership                                      Ohio                                     100
45.        Outlet Village of Hagerstown Limited Partnership                    Delaware                                  30(2)
46.        Outlet Village of Kittery Limited Partnership                       Delaware                                 100
47.        Outlet Village of Lebanon Limited Partnership                       Delaware                                 100
48.        Outlet Village of Puerto Rico Limited Partnership, S.E.             Delaware                                 100
49.        Oxnard Factory Outlet Partners                                      California                                50(9)
50.        Oxnard Factory Shops Limited Partnership                            Delaware                                 100
51.        Oxnard Outlets, L.L.C.                                              Delaware                                 100
52.        PFP Venture, L.L.C.                                                 Delaware                                  20(5)
53.        Prime Bellport Land, L.L.C.                                         Delaware                                 100
54.        Prime Bridge JV, L.L.C.                                             Delaware                                 100
55.        Prime Hagerstown Land, L.L.C.                                       Delaware                                 100
56.        Prime Lee Development Limited Partnership                           Delaware                                 100
57.        Prime Outdoor, L.P.                                                 Delaware                                 100
58.        Prime Outlets at Edinburgh Land, L.L.C.                             Delaware                                 100
59.        Prime Outlets at Hagerstown Management, L.L.C.                      Delaware                                 100
60.        Prime Outlets at Niagara Falls USA Limited Partnership              Delaware                                 100
61.        Prime Outlets at Perryville Limited Partnership                     Maryland                                 100
62.        Prime Outlets at Perryville, Inc.                                   Maryland                                 100
63.        Prime Outlets at San Marcos II Limited Partnership, L.L.C.          Delaware                                 100
64.        Prime Outlets at Williamsburg II Limited Partnership                Delaware                                 100
65.        Prime Retail Capital I, L.L.C.                                      Delaware                                 100

Exhibit 21.1                                                              Page 2

                                       Subsidiary                              State of Jurisdiction                    Owned(1)
--------------------------------------------------------------------------------------------------------------------------------
66.        Prime Retail Capital III, L.L.C.                                    Delaware                                 100
67.        Prime Retail Capital IV, L.L.C.                                     Delaware                                 100
68         Prime Retail Defeasance I, Inc.                                     Delaware                                 100
69         Prime Retail Defeasance I, L.L.C.                                   Delaware                                 100
70.        Prime Retail E-Commerce, Inc.                                       Maryland                                 100(6)
71.        Prime Retail Europe, L.L.C.                                         Delaware                                 100
72.        Prime Retail Europe, L.P.                                           Delaware                                 100
73.        Prime Retail Finance II, Inc.                                       Maryland                                 100
74.        Prime Retail Finance III, Inc.                                      Maryland                                 100
75.        Prime Retail Finance IV, Inc.                                       Maryland                                 100
76.        Prime Retail Finance IX, Inc.                                       Maryland                                 100
77.        Prime Retail Finance V, Inc.                                        Maryland                                 100
78.        Prime Retail Finance VI, L.L.C.                                     Delaware                                 100
79.        Prime Retail Finance VII, Inc.                                      Maryland                                 100
80.        Prime Retail Finance VIII, Inc.                                     Maryland                                 100
81.        Prime Retail Finance X, Inc.                                        Maryland                                 100
82.        Prime Retail Finance XI, Inc.                                       Maryland                                 100(2)
83.        Prime Retail Finance XII, Inc.                                      Maryland                                 100
84.        Prime Retail Finance, Inc.                                          Maryland                                 100
85.        Prime Retail Furniture, Inc.                                        Maryland                                 100(6)
86.        Prime Retail Management Limited Partnership                         Delaware                                 100
87.        Prime Retail Puerto Rico Management Company                         Delaware                                 100
88.        Prime Retail Services Limited Partnership                           Delaware                                 100
89.        Prime Retail Services, Inc.                                         Maryland                                 100(6)
90.        Prime Retail Stores, Inc.                                           Maryland                                 100(6)
91.        Prime Warehouse Row Limited Partnership                             Illinois                                 100
92.        Prime Williamsburg Development, L.L.C.                              Delaware                                 100
93.        San Marcos Factory Stores, Ltd.                                     Texas                                    100
94.        Second HGI, Inc.                                                    Delaware                                 100
95.        Second Horizon Group Limited Partnership                            Delaware                                 100
96.        Shasta Outlet Center Limited Partnership                            Delaware                                 100
97.        Sun Coast Factory Shops Limited Partnership                         Delaware                                 100
98.        The Prime Outlets at Bellport I, L.L.C.                             Delaware                                 100
99.        The Prime Outlets at Bellport II, L.L.C.                            Delaware                                 100
100.       The Prime Outlets at Birch Run, L.L.C.                              Delaware                                 100
101.       The Prime Outlets at Calhoun Limited Partnership                    Delaware                                 100
102.       The Prime Outlets at Camarillo, L.L.C.                              Delaware                                 100
103.       The Prime Outlets at Conroe Limited Partnership                     Delaware                                 100
104.       The Prime Outlets at Edinburgh Limited Partnership                  Delaware                                 100
105.       The Prime Outlets at Edinburgh, L.L.C.                              Delaware                                 100
106.       The Prime Outlets at Gilroy Limited Partnership                     Delaware                                 100
107.       The Prime Outlets at Jeffersonville, L.L.C.                         Delaware                                 100
108.       The Prime Outlets at Lebanon Limited Partnership                    Illinois                                 100
109.       The Prime Outlets at Lee Limited Partnership                        Delaware                                 100
110.       The Prime Outlets at Michigan City Limited Partnership              Delaware                                 100
111.       The Prime Outlets at Vero Beach Limited Partnership                 Delaware                                 100
112.       The Prime Outlets at Williamsburg, L.L.C.                           Delaware                                 100
113.       The Prime Outlets at Woodbury, L.L.C.                               Delaware                                 100
114.       Triangle Factory Stores Limited Partnership                         Illinois                                 100
115.       Triple Outlet World Joint Venture                                   Florida                                   30(2)
116.       Warehouse Row, Ltd.                                                 Tennessee                                 99(7)
117.       Williamsburg Outlets, L.L.C.                                        Delaware                                  30(2)

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1.      Reflects collective ownership interests of Prime Retail, Inc. and Prime
        Retail, L.P.
2.      Owned through Prime Retail, L.P.'s ownership of BRWH, L.L.C.
3.      Owned by Prime Retail E-Commerce, Inc.
4.      Owned by Prime Retail Furniture, Inc.
5. Owned through Prime Retail, L.P.'s ownership interest of Prime Bridge JV, L.L.C.
6.      Ownership of 100% of Preferred Stock
7.      Reflects percentage of economic interest owned
8.      Owned by Arizona Factory Shops Limited Partnership
9.      Owned by Oxnard Factory Shops Limited Partnership
10.     Owned by Prime Bellport Land, L.L.C.
11.     Owned by The Prime Outlets at Bellport II, L.L.C.
12.     Owned by The Prime Outlets at Bellport, L.L.C.